UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2018

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

		Page
Item 1.01	Entry into a Material Definitive Agreement	2

Item 9.01	Financial Statements and Exhibits	5

1

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by CareView Communications, Inc. (the “Company”) in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2011, we entered into a Note and Warrant Purchase Agreement dated April 21, 2011 (the “Purchase Agreement”) with HealthCor Partners Fund, LP (“HealthCor Partners”) and HealthCor Hybrid Offshore Master Fund, LP (“HealthCor Hybrid” and, together with HealthCor Partners, the “HealthCor Parties”). Pursuant to the Purchase Agreement, we sold Senior Secured Convertible Notes to the HealthCor Parties in the aggregate initial principal amount of $20,000,000 (collectively the “2011 HealthCor Notes”), subject to adjustment in accordance with anti-dilution provisions set forth in the 2011 HealthCor Notes. We also issued Warrants to purchase an aggregate of up to 11,782,859 shares of our Common Stock at an exercise price per share equal to $1.40 per share to the HealthCor Parties (collectively the “2011 HealthCor Warrants”).

Amendment Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on January 6, 2012, we entered into a Note and Warrant Amendment Agreement with the HealthCor Parties on December 30, 2011 (the “First Amendment”) to (i) amend the Purchase Agreement in order to modify the HealthCor Parties’ right to restrict certain equity issuances; and (ii) amend the 2011 HealthCor Notes and the 2011 HealthCor Warrants, in order to eliminate certain anti-dilution provisions.

Second Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on February 2, 2012, we entered into a Second Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties on January 31, 2012 (the “Second Amendment”) which allowed us to sell additional Senior Secured Convertible Notes to the HealthCor Parties in the aggregate initial principal amount of $5,000,000 (collectively, the “2012 HealthCor Notes”).

Third Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on August 26, 2013, we entered into a Third Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties (the “Third Amendment”) on August 20, 2013 to redefine our minimum cash balance requirements. All other terms and conditions of the Purchase Agreement, including all amendments thereto, remained the same.

Fourth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on January 22, 2014, we entered into a Fourth Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties (the “Fourth Amendment”) on January 16, 2014 to sell and issue to the HealthCor Parties (i) additional notes (the “2014 HealthCor Notes”) in the initial aggregate principal amount of $5,000,000, with a conversion price per share equal to $0.40 (subject to adjustment as described therein) and (ii) additional warrants (the “2014 Supplemental Warrants”) to purchase an aggregate of up to 4,000,000 shares of our Common Stock at an exercise price per share equal to $0.40 (subject to adjustment as described therein).

Fifth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on December 19, 2014, we entered into a Fifth Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties and certain additional investors party thereto (such additional investors, the “Fifth Amendment New Investors” and, collectively with the HealthCor Parties, the “Fifth Amendment Investors”) (the “Fifth Amendment”) on December 15, 2014 to sell and issue to the Fifth Amendment Investors (i) additional notes (the “2015 Supplemental Notes”) in the initial aggregate principal amount of $6,000,000, with a conversion price per share equal to $0.52 (subject to adjustment as described therein) and (ii) additional warrants (the “2015 Supplemental Warrants”) to purchase an aggregate of up to 3,692,308 shares of our Common Stock at an exercise price per share equal to $0.52 (subject to adjustment as described therein). The Fifth Amendment New Investors were composed of all but one of our directors (at such time and currently) as well as one of our officers (at such time and currently) who is not also a director. As previously reported in our Current Report on Form 8-K filed with the SEC on February 19, 2015, the Company and the Fifth Amendment Investors closed on the transactions contemplated by the Fifth Amendment on February 17, 2015.

2

Sixth Amendment

As previously reported in our Annual Report on Form 10-K filed with the SEC on March 31, 2015, we entered into a Sixth Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties and the Fifth Amendment New Investors on March 31, 2015 (the “Sixth Amendment”), pursuant to which, among other things, (i) the requirement to maintain a minimum cash balance of $5,000,000 was reduced to a minimum cash balance of $2,000,000 and (ii) the amendment provision was revised to permit the Purchase Agreement to be amended by the Company and the holders of the majority of the Common Stock underlying the outstanding notes and warrants to purchase shares of our Common Stock sold pursuant to the Purchase Agreement (on an as-converted basis) (the “Majority Holders”). On March 31, 2015, we also issued warrants to the HealthCor Parties to purchase up to an aggregate of 1,000,000 shares of our Common Stock as consideration for certain prior waivers of the minimum cash balance requirement in the Purchase Agreement (the “Sixth Amendment Supplemental Warrants”). The Sixth Amendment Supplemental Warrants have an exercise price per share equal to $0.53 (subject to adjustment as described therein).

Seventh Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on June 30, 2015, we entered into a Seventh Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties and the Fifth Amendment New Investors on June 26, 2015 (the “Seventh Amendment”), pursuant to which the Purchase Agreement was amended to permit the Company to enter into and perform its obligations under the Credit Agreement (the “Credit Agreement”) dated as of June 26, 2015, as amended, by and among the Company, CareView Communications, Inc., a Texas corporation and a wholly owned subsidiary of the Company (the “Borrower”) and PDL Investment Holdings, LLC (as assignee of PDL BioPharma, Inc.) in its capacity as administrative agent and lender (the “Lender”), and on June 26, 2015 certain amendments were also made to each of the outstanding notes issued under the Purchase Agreement in connection with the Company’s entrance into the Credit Agreement.

Eighth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on February 26, 2018, we entered into an Eighth Amendment to Note and Warrant Purchase Agreement on February 23, 2018 (the “Eighth Amendment”) with the Fifth Amendment New Investors (the “Existing Investors”), an additional investor party thereto (such additional investor, the “New Investor” and, collectively with the Existing Investors, the “Investors”) and the HealthCor Parties (solely in their capacity as the Majority Holders approving the Eighth Amendment and not as investors), pursuant to which we sold and issued, for an aggregate of $2,050,000 in cash, to the Investors on such date (i) additional notes in the initial aggregate principal amount of $2,050,000, with a conversion price per share equal to $0.05 (subject to adjustment as described therein) and a maturity date of February 22, 2028 (the “Eighth Amendment Supplemental Closing Notes”) and (ii) additional warrants to purchase an aggregate of up to 512,500 shares of our Common Stock at an exercise price per share equal to $0.05 (subject to adjustment as described therein) and with an expiration date of February 23, 2028 (the “Eighth Amendment Supplemental Warrants”). The Existing Investors were composed of all but one of our directors (at such time and currently) as well as one of our officers (at such time and currently) who is not also a director. Of the total amount of Eighth Amendment Supplemental Closing Notes and Eighth Amendment Supplemental Warrants issued and sold by the Company pursuant to the Eighth Amendment, such directors and officer purchased, in aggregate, Eighth Supplemental Closing Notes in the initial aggregate principal amount of $1,950,000 and Eighth Amendment Supplemental Warrants to purchase an aggregate of up to 487,500 shares of our Common Stock.

3

Ninth Amendment

On July 10, 2018, we entered into a Ninth Amendment to Note and Warrant Purchase Agreement (the “Ninth Amendment”) with the HealthCor Parties and the Investors, pursuant to which the parties agreed to amend the Purchase Agreement, the 2011 HealthCor Notes (“2011 Allonges”), the 2012 HealthCor Notes (“2012 Allonges”), the 2014 HealthCor Notes (“2014 Allonges”), the 2015 Supplemental Notes (“2015 Allonge”) and the Eighth Amendment Supplemental Closing Notes (“2018 Allonge”), as applicable, to (i) remove the rights of the holders of the 2011 HealthCor Notes and the 2012 HealthCor Notes to convert such notes to Common Stock after June 30, 2018; (ii) suspend the accrual of interest on the 2011 HealthCor Notes and the 2012 HealthCor Notes for periods after June 30, 2018; (iii) provide for the potential earlier repayment of the 2011 HealthCor Notes and the 2012 HealthCor Notes by the Company, 120 calendar days following a written demand for payment by the holder of such notes; provided, however, that such written demand may not be given prior to the twelve-month anniversary of the date on which the obligations of the Company under the Credit Agreement are repaid in full; (iv) cancel the 2011 HealthCor Warrants; (v) provide for the seniority of the 2011 HealthCor Notes and the 2012 HealthCor Notes in right of payment over notes subsequently issued pursuant to the Purchase Agreement, including the 2014 HealthCor Notes, the 2015 Supplemental Notes and the Eighth Amendment Supplemental Closing Notes; (vi) amend the terms of the 2014 HealthCor Notes, the 2015 Supplemental Notes and the Eighth Amendment Supplemental Closing Notes to reflect the seniority in payment of the 2011 HealthCor Notes and 2012 HealthCor Notes; and (vii) reduce the number of shares of Common Stock that the Company must at all times have authorized and reserved for the purpose of issuance upon conversion of the notes issued pursuant to the Purchase Agreement (collectively, the “Notes”) and exercise of the warrants issued pursuant to the Purchase Agreement (collectively, the “Warrants”), from at least 120% of the aggregate number of shares of Common Stock then issuable upon full conversion of the Notes and exercise of the Warrants to at least 100% of such aggregate number of shares.

In addition, on July 10, 2018, the Company, the Borrower, the Lender, the HealthCor Parties and the Investors entered into a Second Amendment to Subordination and Intercreditor Agreement (the “Second Intercreditor Amendment”), to amend the Subordination and Intercreditor Agreement dated as of June 26, 2015, as amended (the “Intercreditor Agreement”) by and among the Company, the Borrower, the Lender, the HealthCor Parties and the Investors to provide that, in the event of a sale of the Borrower’s hospital assets, after the net proceeds are first applied to repay Obligations under the Credit Agreement until paid in full, up to the next $5,000,000 of such net proceeds may be retained by the Borrower for working capital purposes before all remaining net proceeds are then applied to repay the obligations under the Notes in accordance with the priorities set forth in the Purchase Agreement and the Notes.

The foregoing descriptions of the Purchase Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Credit Agreement, the Eighth Amendment, the Ninth Amendment, the 2011 HealthCor Notes, the 2012 HealthCor Notes, the 2014 HealthCor Notes, the 2015 Supplemental Notes, the Eighth Amendment Supplemental Closing Notes, the 2011 HealthCor Warrants, the 2014 Supplemental Warrants, the 2015 Supplemental Warrants, the Sixth Amendment Supplemental Warrants, the Eighth Amendment Supplemental Warrants, the 2011 Allonges, the 2012 Allonges, the 2014 Allonges, the 2015 Allonge, the 2018 Allonge, the Intercreditor Agreement and the Second Intercreditor Amendment are qualified, in their entirety, by reference to each such agreement or instrument, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 1.01.

4

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Date	Document
10.00	04/21/11	Note and Warrant Purchase Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.01	04/21/11	Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, LP(1)
10.02	04/21/11	Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP(1)
10.03	04/21/11	Common Stock Purchase Warrant issued to HealthCor Partners Fund, LP to purchase 5,488,456 shares of the Company’s Common Stock(1)
10.04	04/21/11	Common Stock Purchase Warrant issued to HealthCor Hybrid Offshore Master Fund, LP to purchase 6,294,403 shares of the Company’s Common Stock(1)
10.05	04/21/11	Registration Rights Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.06	04/21/11	Pledge and Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.07	04/21/11	Intellectual Property Security Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.08	12/31/11	Note and Warrant Amendment Agreement between the Company and HealthCor(2)
10.09	01/31/12	Second Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(3)
10.10	01/31/12	Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, LP(3)
10.11	01/31/12	Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, LP(3)
10.12	08/20/13	Third Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(4)
10.13	01/16/14	Fourth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(5)
10.14	01/16/14	2014 Supplemental Closing Note payable to HealthCor Partners Fund, LP(5)
10.15	01/16/14	2014 Supplemental Closing Note payable to HealthCor Hybrid Offshore Master Fund, LP(5)
10.16	01/16/14	2014 Supplemental Warrant issued to HealthCor Partners Fund, LP to purchase 1,863,200 shares of the Company’s Common Stock(5)
10.17	01/16/14	2014 Supplemental Warrant issued to HealthCor Hybrid Offshore Master Fund, LP to purchase 2,136,800 shares of the Company’s Common Stock(5)
10.18	01/16/14	2011 Replacement Note payable to HealthCor Partners Fund, LP(5)
10.19	01/16/14	2011 Replacement Note payable to HealthCor Hybrid Offshore Master Fund, LP(5)
10.20	01/16/14	2012 Replacement Note payable to HealthCor Partners Fund, LP(5)
10.21	01/16/14	2012 Replacement Note payable to HealthCor Hybrid Offshore Master Fund, LP(5)
10.22	12/15/14	Fifth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(6)
10.23	12/15/14	Form of Fifth Amendment Supplemental Closing Note(6)
10.24	12/15/14	Form of Fifth Amendment Supplemental Warrant(6)
10.25	02/17/15	Amended and Restated Pledge and Security Agreement among the Company, HealthCor Partners Fund, LP, HealthCor Hybrid Offshore Master Fund, LP and the additional parties named therein(7)

5

10.26	02/17/15	Amended and Restated Intellectual Property Security Agreement among the Company, HealthCor Partners Fund, LP, HealthCor Hybrid Offshore Master Fund, LP and the additional parties named therein (7)
10.27	03/31/15	Sixth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(7)
10.28	03/31/15	Form of Sixth Amendment Supplemental Warrant(7)
10.29	06/26/15	Credit Agreement between the Company and PDL BioPharma, Inc.(8)
10.30	06/26/15	Seventh Amendment to Note and Warrant Purchase Agreement between the Company, the HealthCor Funds and the Investors named therein(8)
10.31	06/26/15	Amendment to Registration Rights Agreement among the Company, HealthCor Partners Fund, LP, HealthCor Hybrid Offshore Master Fund, LP and the additional parties named therein(8)
10.32	06/26/15	Subordination and Intercreditor Agreement between the Company, PDL BioPharma, Inc., the HealthCor Funds and the additional parties named therein(8)
10.33	10/07/15	First Amendment to Credit Agreement between the Company and PDL BioPharma, Inc.(9)
10.34	02/02/18	Modification Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(10)
10.35	02/02/18	Consent and Amendment to Note and Warrant Purchase Agreement and Subordination and Intercreditor Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, PDL Investment Holdings, LLC and the note investors signatory to the Note and Warrant Purchase Agreement, as amended(10)
10.36	02/23/18	Eighth Amendment to Note and Warrant Purchase Agreement, among the Company, HealthCor Partners Fund, LP, HealthCor Hybrid Offshore Master Fund, LP and the investors party thereto(11)
10.37	02/23/18	Form of Eighth Amendment Supplemental Closing Note(11)
10.38	02/23/18	Form of Eighth Amendment Supplemental Warrant(11)
10.39	02/23/18	Second Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, and PDL Investment Holdings, LLC(11)
10.40	05/31/18	Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(12)
10.41	06/14/18	Second Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(13)
10.42	06/28/18	Third Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(14)
10.43	07/10/18	Ninth Amendment to Note and Warrant Purchase Agreement, by and among the Company, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P. and the investors party thereto*
10.44	07/10/18	Allonge No. 2 to 2011 Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, L.P.*
10.45	07/10/18	Allonge No. 2 to 2011 Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, L.P.*

6

10.46	07/10/18	Allonge No. 2 to 2012 Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, L.P.*
10.47	07/10/18	Allonge No. 2 to 2012 Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, L.P.*
10.48	07/10/18	Allonge No. 2 to 2014 Senior Secured Convertible Note of the Company payable to HealthCor Partners Fund, L.P.*
10.49	07/10/18	Allonge No. 2 to 2014 Senior Secured Convertible Note of the Company payable to HealthCor Hybrid Offshore Master Fund, L.P.*
10.50	07/10/18	Allonge No. 2 to Senior Secured Convertible Notes issued February 17, 2015*
10.51	07/10/18	Allonge No. 1 to Senior Secured Convertible Notes issued February 23, 2018*
10.52	07/10/18	Second Amendment to Subordination and Intercreditor Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, PDL Investment Holdings, LLC and the additional parties named therein*

(1)	Filed with the Current Report on Form 8-K filed with the SEC on April 27, 2011.
(2)	Filed with the Current Report on Form 8-K filed with the SEC on January 6, 2012.
(3)	Filed with the Current Report on Form 8-K filed with the SEC on February 2, 2012.
(4)	Filed with the Current Report on Form 8-K filed with the SEC on August 26, 2013.
(5)	Filed with the Current Report on Form 8-K filed with the SEC on January 22, 2014.
(6)	Filed with the Current Report on Form 8-K filed with the SEC on December 19, 2014.
(7)	Filed with the Annual Report on Form 10-K filed with the SEC on March 31, 2015.
(8)	Filed with the Current Report on Form 8-K filed with the SEC on June 30, 2015.
(9)	Filed with the Current Report on Form 8-K filed with the SEC on October 13, 2015.
(10)	Filed with the Current Report on Form 8-K filed with the SEC on February 5, 2018.
(11)	Filed with the Current Report on Form 8-K filed with the SEC on February 26, 2018.
(12)	Filed with the Current Report on Form 8-K filed with the SEC on June 4, 2018.
(13)	Filed with the Current Report on Form 8-K filed with the SEC on June 15, 2018.
(14)	Filed with the Current Report on Form 8-K filed with the SEC on July 5, 2018.
*	Filed herewith.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2018	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson Chief Executive Officer